                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the inclusion of our auditors' report dated June 20, 2003 relating to the financial statements of Direct Partner Telecom, Inc. appearing in the filing on Form 8K/A by theglobe.com, inc.





                            RACHLIN COHEN & HOLTZ LLP


Fort Lauderdale, Florida
August 8, 2003